ING INVESTORS TRUST

ING BlackRock Health Sciences Opportunities Portfolio

ING BlackRock Large Cap Growth Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

 (each a “Portfolio” and collectively the “Portfolios”)

Supplement dated January 31, 2014

to the Portfolios’ Prospectuses, Summary Prospectuses, and

related Statements of Additional Information (“SAIs”),

each dated April 30, 2013;

On January 23, 2014, the Board of Trustees of ING Investors Trust (“Board”) approved proposals to reorganize each Portfolio (the “Disappearing Portfolios”) with and into the following “Surviving Portfolios” (each a “Reorganization” and collectively the “Reorganizations”):

Disappearing Portfolio	Surviving Portfolio
ING BlackRock Health Sciences Opportunities Portfolio	ING Large Cap Growth Portfolio
ING BlackRock Large Cap Growth Portfolio	ING Large Cap Growth Portfolio
ING Marsico Growth Portfolio	ING Large Cap Growth Portfolio
ING MFS Total Return Portfolio	ING Invesco Equity and Income Portfolio
ING MFS Utilities Portfolio	ING Large Cap Value Portfolio

The proposed Reorganizations are subject to approval by the shareholders of each Disappearing Portfolio. Proxy statements/prospectuses detailing each proposed Reorganization are expected to be mailed to each Disappearing Portfolio’s shareholders on or about May 15, 2014, and shareholder meetings are scheduled to be held on or about June 19, 2014. Each Disappearing Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of each proposed Reorganization is obtained, it is expected that the Reorganizations will take place on or about July 18, 2014.

If shareholders of the Portfolios approve their respective Reorganizations, from the close of business on or about July 11, 2014 through the close of business on or about July 18, 2014, these Disappearing Portfolios will be in a “transition period” during which time a transition manager will sell all or most of their assets, managed by their respective sub-advisers, and the transition manager may hold a large portion of these Disappearing Portfolios’ assets in temporary investments. During this time, these Disappearing Portfolios may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, each Disappearing Portfolio’s shareholders will hold shares of its respective Surviving Portfolio as reflected in the table above. For more information regarding a Surviving Portfolio, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE